EXHIBIT 10.2


[COMERICA]

                                                                LOAN
                                                        REVISION/EXTENSION
                                                             AGREEMENT

                                    BORROWER

                  Kinergy Marketing LLC
Comerica Bank


                  5711 North West Avenue
                  Presno, CA  43711


                           [herein called "Borrower"]


[herein called "Bank"]

ORIGIONAL NOTE  INTEREST RATE        AMOUNT       NOTE DATE         MATURITY DATE    OBLIGOR#         NOTE#
INFORMATION
-----------------------------------------------------------------------------------------------------------
                   B+1.000%       $2,000,000.00     09/24/04            10/05/05     4218358501        18/59


This Agreement is effective as of: June 20, 2005

ORIGINAL OBLIGATION:
         This Loan Revision Agreement refers to the loan evidenced by the above Note dated September 24, 2004 in favor of Bank executed by Kinergy Marketing LLC in the amount of $2,000,000.00 payable in full on October 05, 2005 [ ] Said
Note is secured by a Deed of Trust dated N/A (hereinafter referred to as the "Encumbrance", recorded on N/A as Instrument No. N/A in the Office of County Recorder of N/A County California.

  CURRENT OBLIGATION:
         The unpaid principal balance of said Note as of October 04, 2005 is $0.00 on which interest is paid to June 20, 2005 , with a maturity of October 05, 2OO5 [ ] As modified by previous N/A dated N/A.

  REVISION:

         The undersigned Borrower hereby requests Bank to revise the terms of said Note, and said Bank to accept payment thereof at the time, or times, in the following manner:

The maturity date is hereby amended from October 5, 2005 to October 5, 2006.

The attached Addendum "B" is hereby attached to made a part of said Note.

         In consideration of Bank's acceptance of the revision of said Note, including the time for payment thereof, all as set forth above, the Borrower does hereby acknowledge and admit to such indebtedness, and further does unconditionally agree to pay such indebtedness together with interest thereon within the time and in the manner as revised in accordance with the foregoing, together with any and all attorney's fees, cost of collection, and any other sums secured by the Encumbrance.

         Any and all security for said Note including but not limited to the Encumbrance, if any, may be enforced by Bank concurrently or independently of each other and in such order as Bank may determine; and with reference to any such security in addition to the Encumbrance Bank may, without consent of or notice to Borrower, exchange, substitute or release such security without affecting the liability of the Borrower, and Bank may release any one or more parties hereto or to the above obligation or permit the liability of said party or parties to terminate without affecting the liability of any other party or parties liable thereon.

         This Agreement is a revision only, and not a novation; and except as herein provided, all of the terms and conditions of said Note, said Encumbrance and all related documents shall remain unchanged and in full force and effect.

         When one or more Borrowers signs this Agreement, all agree:

         a. That where in this Agreement the word "Borrower" appears, it shall read "each Borrower";
         b. That breach of any covenant by any Borrower may at the Bank's option be treated as breach by all Borrowers;
         c. That the liability and obligations of each Borrower are joint and several.


                                                    Kinergy Marketing LLC

Dated this 4th day of October, 2005
           ---        -------------                 ----------------------------
                                                    See Attached Signature Page,

The foregoing agreement is accepted this            ----------------------------

4th day of October, 2005                            ----------------------------
---        -------------
                                                    ----------------------------

                                                    ----------------------------
By: /s/ Robert Marlan
    ---------------------------                     ----------------------------
Robert Marlan
Vice President-Western Division

Each of the undersigned agree and consent to the foregoing revisions to this Agreement and the Encumbrance, if any.

----------------------                              ----------------------------

----------------------                              ----------------------------

Signature page to that certain Loan Revision/Extension Agreement dated October 4, 2005 by and between Kinergy Marketing LLC and Comerica Bank.


Kinergy Marketing LLC


By: Pacific Ethanol, Inc.
Its: Member


By: /s/ William G. Langley
   --------------------------------

its: CFO
    --------------------------------

By:
   --------------------------------

its:
    --------------------------------